SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                     Date of Report: November 15, 2004
                     (Date of Earliest Event Reported)



                         SPINDLETOP OIL & GAS CO.
          (Exact name of registrant as specified in its charter)


                           (Commission File No.)
                                  0-18774

             Texas                                         75-2063001
  (State or other jurisdiction                  (IRS Employer or ID #)
of incorporation or organization)


                          331 Melrose, Suite 102
                         Richardson, Texas  75080
                 (Address of principal executive offices)


                              (972) 644-2581
           (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


____ Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

On November 15, 2004, Spindletop Oil & Gas Co. ("the Company") announced its operational results for the third quarter and first nine months of 2004. A copy of the announcement is attached as Exhibit 99.1.

To supplement its consolidated financial statements presented in accordance with GAAP, the Company uses certain non-GAAP financial measures, including "Net income before provision for Federal income taxes" or "EBIT" and "Net income from oil, gas and pipeline operations before provisions for depreciation, depletion and Federal income taxes" or "NIOG" and other terms which are derived or calculable from results based on GAAP.

The Company measures the performance of its oil, gas and pipeline operations by "NIOG" which is calculated by the deduction of direct oil and gas operational expenses (lease operations, pipeline and rental operations) from revenues generated by the oil, gas and pipeline activities (oil, gas, lease operations, gas gathering, compression and equipment rental). General, administrative and other indirect income and expense as well as depreciation, depletion, amortization and income tax provisions are not considered in this calculation. The following reconciles NIOG to net income for the nine months ended 2004 and 2003.

                                                   Nine Months Ended
                                                  2004           2003
                                              -----------    -----------
   Oil, Gas and Pipeline Revenue
      Oil and gas revenue                     $ 2,896,000    $ 2,368,000
      Lease operations                            106,000         61,000
      Gas gathering, compression and
        equipment rental                          115,000         97,000
                                              -----------    -----------
          Total                                 3,117,000      2,526,000
                                              -----------    -----------
   Oil, Gas and Pipeline Expenses
      Lease operations                            889,000        920,000
      Pipeline and rental operations               23,000         21,000
                                              -----------    -----------
          Total                                   912,000        941,000
                                              -----------    -----------
NIOG                                            2,205,000      1,585,000

Add:
   Interest income                                 73,000         84,000
   Other income                                    11,000          3,000
Less:
   Depreciation and amortization                 (277,000)      (166,000)
   General and administrative                    (563,000)      (367,000)
   Interest expense                                   -            2,000)
   Provision for income taxes                    (284,000)      (287,000)
                                              -----------    -----------
Net Income                                    $ 1,165,000    $   850,000
                                              ===========    ===========

The Company also measures its before income tax performance by "EBIT" which is calculated by adding back the provision for current and deferred income taxes to Net income. The following reconciles EBIT to Net Income for the 9 months ended 2004 and 2003.

                                                   Nine Months Ended
                                                  2004           2003
                                              -----------    -----------
   EBIT                                       $ 1,449,000    $ 1,137,000
   Deduct provision for income taxes              284,000        287,000
                                              -----------    -----------
   Net Income                                 $ 1,165,000    $   850,000
                                             ============    ===========

The revenues and expenses used to compute NIOG and EBIT are presented in our Consolidated Statements of Income (Loss), which are included in Part I,
Item I, to our Form 10-Q for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission on November 15, 2004.

NIOG and EBIT is not recognized under GAAP and, therefore, should not be construed as an alternative to net income as an indicator of our performance or to any other measure of performance in accordance with GAAP. Furthermore, our methods of calculating NIOG and EBIT may be different from the methods used by other companies and, therefore, may not be comparable to other companies.

Non-GAAP measures are provided to enhance the reader's/user's overall understanding of the Company's current financial performance and its prospects for the future, including its results of operations, cash generated and resources available for strategic opportunities including acquisitions. In addition, the Company has historically reported a similar non-GAAP result to the investment community, and as a result, believes the inclusion of non-GAAP presentations provides consistency in its financial reporting. Further, the non-GAAP measures are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

The information furnished pursuant to Item 2.02 in this Form 8-K, including
Exhibit 99.1 attached hereto, shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.








Section 9 - Financial Information

Item 9.01.  Financial Statements and Exhibits

     (c)    Exhibits

            The following Exhibit is furnished with this report.


        Exhibit
      Designation                   Description of Exhibit

         99.1*                Press Release dated November 15, 2004







































_______________________
* Furnished herewith





                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SPINDLETOP OIL & GAS CO.
                                            (Registrant)


Date:  November 19, 2004               By: /s/ Chris G. Mazzini
                                           Chris G. Mazzini
                                           President, Acting Principal
                                           Executive Officer



Date:  November 19, 2004               By: /s/ Michelle H. Mazzini
                                           Michelle H. Mazzini
                                           Secretary



Date:  November 19, 2004               By: /s/ Robert E. Corbin
                                           Robert E. Corbin
                                           Controller, Acting Principal
                                           Financial Officer




























                                                                 Exhibit 99.1

PRESS RELEASE

SPINDLETOP OIL & GAS CO.  RELEASES 3RD QUARTER EARNINGS;
INCREASES ACTIVITY IN THE BARNETT SHALE PLAY OF NORTH TEXAS

Dallas, Texas (November 15, 2004)

Spindletop Oil & Gas Co. has released its earnings for the third quarter of 2004. Net income before provision for Federal income taxes for the nine months ended September 30, 2004 was $1,449,000 on gross revenues of $3,201,000,
an increase of $312,000 over the same period in 2003.   Net income from oil,
gas and pipeline operations before provisions for depreciation, depletion and Federal income taxes was $2,205,000, an increase of $620,000 over the same period in 2003. Earnings per share of common stock for the nine months ended September 30, 2004 was $0.15 per share verses $0.11 per share over the same period in 2003.

The Company has set production casing to 8,706? to test the Barnett Shale Formation on its Olex U.S. #3 well located in the Newark, East Barnett Shale Gas Field, Fort Worth Basin in Denton County, Texas. The Company plans to complete and place the well into production during the fourth quarter of 2004. On the same lease, the Company has staked the location for its Olex U.S. #4 well and plans to drill the well prior to year end. The Company plans to drill additional Barnett Shale wells on its Fort Worth Basin properties during 2005.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes that the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Spindletop Oil & Gas Co. is a publicly held independent exploration and production company headquartered in Richardson, Texas that operates approximately 175 properties throughout Texas, Alabama, Arkansas, Louisiana, Oklahoma and New Mexico. The company also operates several gas pipeline gathering systems and owns over 200 outside operated oil and gas producing properties in sixteen states. Approximately 81% of the company's reserves are natural gas.

The company filed its 3rd Quarter Form 10-Q with the Securities and Exchange Commission on November 15, 2004. For more information on the results, please go to the Company's website at http://www.spindletopoil.com, or contact
Chris Mazzini, Chairman & CEO of Spindletop Oil & Gas Co., 972-644-2581.